Exhibit 99.2

Brookdale Senior Living Inc.
Corporate Overview - selected financial information
As of September 30, 2015

Corporate Overview

Brookdale Senior Living Inc. ("Brookdale") is the leading operator of senior living communities throughout the United States.  The Company is committed to providing senior living solutions primarily within properties that are designed, purpose-built and operated to provide the highest quality service, care and living accommodations for residents.  As of September 30, 2015, the Company operates independent living, assisted living and dementia-care communities and continuing care retirement centers ("CCRCs"), with 1,132 communities in 47 states and the ability to serve approximately 110,000 residents. Through its ancillary services program, the Company also offers a range of outpatient therapy, home health, personalized living and hospice services.

Stock Listing
Common Stock
NYSE: BKD

Community Information

Ownership Type	Number of Communities	Number of Units	Percentage of Q3 2015 Resident and Management Fees	Percentage of Q3 2015 Facility Operating Income	Percentage of YTD 2015 Resident and Management Fees	Percentage of YTD 2015 Facility Operating Income
Owned	424	37,264	38.8%	38.0%	38.8%	37.5%
Leased	551	45,223	48.6%	53.0%	48.8%	53.1%
Brookdale Ancillary Services	N/A	N/A	11.2%	4.9%	11.0%	5.3%
Managed	157	27,053	1.4%	4.1%	1.4%	4.1%
Total	1,132	109,540	100.0%	100.0%	100.0%	100.0%

Operating Type - By Segment
Retirement Centers	98	17,338	15.6%	19.8%	15.5%	19.5%
Assisted Living	832	54,570	57.6%	59.5%	57.7%	60.5%
CCRCs - Rental	45	10,579	14.2%	11.7%	14.4%	10.6%
Brookdale Ancillary Services	N/A	N/A	11.2%	4.9%	11.0%	5.3%
Management Services	157	27,053	1.4%	4.1%	1.4%	4.1%
Total	1,132	109,540	100.0%	100.0%	100.0%	100.0%

CFFO Per Share

($ except where indicated)	FY 2014					FY 2015
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2	Q3
Reported CFFO	$0.54	$0.61	$0.14	$0.28	$1.57	$0.48	$0.44	$0.36
Add: integration, transaction, transaction-related and EMR roll-out costs (1)	0.10	0.10	0.49	0.25	0.94	0.15	0.16	0.23
Adjusted CFFO	$0.64	$0.71	$0.63	$0.53	$2.51	$0.63	$0.60	$0.59

Weighted average shares (000's)	124,478	125,058	159,003	183,432		183,678	184,266	184,570
Period end outstanding shares (excluding unvested restricted shares) (000's)	124,816	125,408	183,410	183,486		184,143	184,500	184,779

(1) Integration, transaction-related and EMR roll-out costs include third party expenses directly related to the integration of Emeritus, community financing activities, corporate capital structure assessment activities (including shareholder relations advisory matters), as well as internal costs such as labor reflecting time spent by Company personnel on integration, EMR roll-out and transaction-related activity and severance costs.  Transaction costs include third party costs directly related to the acquisition of Emeritus and other acquisition and community financing activity and are primarily comprised of legal, finance, consulting, professional fees and other third party costs.

(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

Investor Relations
Ross Roadman
SVP, Investor Relations
Brookdale Senior Living Inc.
111 Westwood Place, Suite 400
Brentwood, TN 37027
Phone (615) 564-8104
rroadman@brookdale.com

Note: See accompanying third quarter earnings release for non-GAAP financial measure definitions and reconciliations.

Brookdale Senior Living Inc.
Segment Financial Data
As of September 30, 2015

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Retirement Centers	FY 2014 (1) (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3
Revenue	132,349	133,441	155,227	161,295	582,312	163,486	164,409	164,415
Expenses	76,119	76,550	88,022	92,738	333,429	92,962	92,365	94,081
Segment Operating Income	56,230	56,891	67,205	68,557	248,883	70,524	72,044	70,334
Segment Operating Margin	42.5%	42.6%	43.3%	42.5%	42.7%	43.1%	43.8%	42.8%

Number of communities (period end)	74	74	100	99	99	99	98	98
Total average units(5)	14,161	14,162	16,594	17,315	15,558	17,369	17,279	17,289
Weighted average unit occupancy	89.3%	88.9%	89.8%	89.9%	89.5%	88.8%	88.4%	88.7%
Senior Housing average monthly revenue per unit(6)	$3,490	$3,532	$3,472	$3,454	$3,485	$3,533	$3,589	$3,573

Assisted Living	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3
Revenue	277,431	277,230	516,640	614,262	1,685,563	617,344	611,838	608,393
Expenses	172,439	172,984	328,486	403,165	1,077,074	393,838	388,479	397,180
Segment Operating Income	104,992	104,246	188,154	211,097	608,489	223,506	223,359	211,213
Segment Operating Margin	37.8%	37.6%	36.4%	34.4%	36.1%	36.2%	36.5%	34.7%

Number of communities (period end)	440	440	841	838	838	837	833	832
Total average units(5)	22,435	22,463	45,260	55,241	36,350	55,073	54,700	54,592
Weighted average unit occupancy	89.6%	89.0%	88.8%	88.2%	88.7%	87.2%	86.4%	86.5%
Senior Housing average monthly revenue per unit(6)	$4,599	$4,622	$4,286	$4,203	$4,356	$4,283	$4,316	$4,292

CCRCs - Rental	FY 2014 (1) (2) (3)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3
Revenue	97,944	98,212	144,074	152,943	493,173	155,991	151,561	149,572
Expenses	71,114	72,519	109,582	118,297	371,512	117,420	115,701	108,177
Segment Operating Income	26,830	25,693	34,492	34,646	121,661	38,571	35,860	41,395
Segment Operating Margin	27.4%	26.2%	23.9%	22.7%	24.7%	24.7%	23.7%	27.7%

Number of communities (period end)	26	26	45	45	45	45	46	45
Total average units(5)	6,457	6,469	9,783	10,483	8,298	10,480	10,543	10,515
Weighted average unit occupancy	86.6%	85.9%	85.1%	85.9%	85.8%	86.0%	83.6%	83.9%
Senior Housing average monthly revenue per unit(6)	$5,839	$5,894	$5,740	$5,637	$5,757	$5,744	$5,697	$5,626

CCRCs - Entry Fee	FY 2014 (2) (3)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	79,169	79,100	44,145	-	202,414	-	-	-
Expenses	59,534	60,733	33,714	-	153,981	-	-	-
Segment Operating Income	19,635	18,367	10,431	-	48,433	-	-	-
Segment Operating Margin	24.8%	23.2%	23.6%	-	23.9%	-	-	-

Number of communities (period end)	15	15	-	-	-	-	-	-
Total average units(5)	5,527	5,534	2,954	-	3,504	-	-	-
Weighted average unit occupancy	84.7%	84.7%	87.0%	-	85.2%	-	-	-
Senior Housing average monthly revenue per unit(6)	$5,124	$5,091	$5,085	$-	$5,103	$-	$-	$-

Total Senior Housing	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3
Revenue	586,893	587,983	860,086	928,500	2,963,462	936,821	927,808	922,380
Expenses	379,206	382,786	559,804	614,200	1,935,996	604,220	596,545	599,438
Operating Income	207,687	205,197	300,282	314,300	1,027,466	332,601	331,263	322,942
Operating Margin	35.4%	34.9%	34.9%	33.9%	34.7%	35.5%	35.7%	35.0%
G&A Allocation(7)	24,396	22,589	33,912	35,365	116,262	42,093	37,399	36,968
Adjusted Operating Income	183,291	182,608	266,370	278,935	911,204	290,508	293,864	285,974
Adjusted Operating Margin	31.2%	31.1%	31.0%	30.0%	30.7%	31.0%	31.7%	31.0%

Number of communities (period end)	555	555	986	982	982	981	977	975
Total average units(5)	48,580	48,628	74,591	83,039	63,710	82,922	82,522	82,396
Weighted average unit occupancy	88.6%	88.1%	88.5%	88.3%	88.3%	87.4%	86.5%	86.7%
Senior Housing average monthly revenue per unit(6)	$4,491	$4,518	$4,317	$4,220	$4,357	$4,305	$4,331	$4,303

Brookdale Senior Living Inc.
Segment Financial Data
As of September 30, 2015

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

Brookdale Ancillary Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1	Q2	Q3
Revenue	63,417	65,534	95,426	113,458	337,835	115,411	116,170	117,702
Expenses	50,664	52,629	77,280	93,799	274,372	92,669	98,446	100,282
Segment Operating Income	12,753	12,905	18,146	19,659	63,463	22,742	17,724	17,420
Segment Operating Margin	20.1%	19.7%	19.0%	17.3%	18.8%	19.7%	15.3%	14.8%
G&A Allocation(7)	5,642	5,908	5,709	9,050	26,309	8,251	7,811	6,678
Adjusted Segment Operating Income	7,111	6,997	12,437	10,609	37,154	14,491	9,913	10,742
Adjusted Segment Operating Margin	11.2%	10.7%	13.0%	9.4%	11.0%	12.6%	8.5%	9.1%

Brookdale units served:
Outpatient Therapy consolidated	37,974	38,328	37,899	36,843		40,740	42,289	45,786
Home Health consolidated	34,518	35,061	33,254	37,006		44,239	44,928	46,400
Outpatient Therapy non-consolidated	14,138	13,942	18,716	17,164		18,920	19,096	20,795
Home Health non-consolidated	12,819	12,336	16,036	18,954		19,258	19,379	19,678
Total Brookdale units served:
Outpatient Therapy	52,112	52,270	56,615	54,007		59,660	61,385	66,581
Home Health	47,337	47,397	49,290	55,960		63,497	64,307	66,078

Outpatient Therapy treatment codes	812,632	798,754	762,993	679,057		636,413	667,836	612,970
Home Health average census	5,084	5,257	10,314	12,723		13,767	13,884	14,126

Total Senior Housing and Brookdale Ancillary Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3
Revenue	650,310	653,517	955,512	1,041,958	3,301,297	1,052,232	1,043,978	1,040,082
Expenses	429,870	435,415	637,084	707,999	2,210,368	696,889	694,991	699,720
Operating Income	220,440	218,102	318,428	333,959	1,090,929	355,343	348,987	340,362
Operating Margin	33.9%	33.4%	33.3%	32.1%	33.0%	33.8%	33.4%	32.7%
G&A Allocation(7)	30,038	28,497	39,621	44,415	142,571	50,344	45,210	43,646
Adjusted Operating Income	190,402	189,605	278,807	289,544	948,358	304,999	303,777	296,716
Adjusted Operating Margin	29.3%	29.0%	29.2%	27.8%	28.7%	29.0%	29.1%	28.5%

Management Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3
Revenue (Management Fees)	7,402	7,489	10,428	16,920	42,239	15,097	14,839	14,694
Expenses (G&A Allocation)(7)	6,116	5,649	7,453	10,732	29,950	9,755	8,878	9,978
Segment Operating Income	1,286	1,840	2,975	6,188	12,289	5,342	5,961	4,716
Segment Operating Margin	17.4%	24.6%	28.5%	36.6%	29.1%	35.4%	40.2%	32.1%

Number of communities (period end)	92	92	161	161	161	160	160	157
Total average units(5)	17,140	16,978	20,919	27,318	20,589	27,185	27,026	26,590
Weighted average occupancy	86.3%	86.8%	86.3%	86.4%	86.5%	86.5%	85.2%	85.8%
Senior Housing average monthly revenue per unit(6)	$3,706	$3,701	$3,949	$4,236	$3,943	$4,277	$4,238	$4,224

Total Senior Housing, Brookdale Ancillary and Management Services	FY 2014 (2)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (4)	Q2	Q3
Revenue	657,712	661,006	965,940	1,058,878	3,343,536	1,067,329	1,058,817	1,054,776
Expenses	429,870	435,415	637,084	707,999	2,210,368	696,889	694,991	699,720
Operating Income	227,842	225,591	328,856	350,879	1,133,168	370,440	363,826	355,056
Operating Margin	34.6%	34.1%	34.0%	33.1%	33.9%	34.7%	34.4%	33.7%
G&A Allocation (7)	36,154	34,146	47,074	55,147	172,521	60,099	54,088	53,624
Adjusted Operating Income	191,688	191,445	281,782	295,732	960,647	310,341	309,738	301,432
Adjusted Operating Margin	29.1%	29.0%	29.2%	27.9%	28.7%	29.1%	29.3%	28.6%

Brookdale Senior Living Inc.
Segment Financial Data
As of September 30, 2015

Financial Data and Operating Information (continued)
($ in 000s, except Senior Housing average monthly revenue per unit)

(1) During the quarter ended December 31, 2014, one community was moved from the Retirement Centers segment to the CCRCs - Rental segment to more accurately reflect the underlying product offering of the community. The movement did not change the Company's reportable segments, but it did impact the financial data and operating information reported within the Retirement Centers and CCRCs - Rental segments.  Prior quarters have not been recast.

(2) The third quarter of 2014 represents the first quarter of results that include the operations of Emeritus, which the Company acquired on July 31, 2014, as well as the impact from the transactions with HCP, Inc., which closed on August 29, 2014.  Results from the third and fourth quarter of 2014 reflect the impact of those transactions, and results from the first and second quarter of 2014 reflect legacy Brookdale on a stand-alone basis.

(3) In connection with the transactions completed with HCP on August 29, 2014, the Company contributed all but two of its entry fee CCRCs to the entry fee CCRC venture with HCP, at which time the communities were deconsolidated.  The results of the entry fee CCRCs contributed to the venture are reported in the Company's CCRCs - Entry Fee segment for the time periods prior to being contributed to the venture. The results of the two remaining entry fee CCRCs are reported in the Company's CCRCs - Rental segment beginning with the third quarter of 2014. The Company no longer reports operating results for a CCRCs – Entry Fee segment.

(4) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(5) Total average units operated represents the average number of units operated during the period, excluding equity homes.

(6) Senior Housing average monthly revenue per unit represents the average of total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

(7) Excludes non-cash stock-based compensation expense and integration, transaction, transaction-related and EMR roll-out costs.

Brookdale Senior Living Inc.
Senior Housing Data by Ownership Type
As of September 30, 2015

Financial Data and Operating Information
($ in 000s, except Senior Housing average monthly revenue per unit)

Owned Properties	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (2)	Q2	Q3
Revenue	277,700	277,748	369,078	385,654	1,310,180	412,555	411,576	409,249
Expenses	182,706	184,773	247,359	260,901	875,739	276,225	274,608	274,427
Segment Operating Income	94,994	92,975	121,719	124,753	434,441	136,330	136,968	134,822
Segment Operating Margin	34.2%	33.5%	33.0%	32.3%	33.2%	33.0%	33.3%	32.9%

Number of communities (period end)	226	226	403	399		422	424	424
Total average units(3)	22,775	22,799	32,079	34,904		36,923	37,182	37,128
Weighted average unit occupancy	88.5%	88.0%	88.2%	87.6%		86.5%	85.4%	85.7%
Senior Housing average monthly revenue per unit(4)	$4,516	$4,532	$4,302	$4,202		$4,305	$4,319	$4,286

Leased Properties with Purchase Options	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (2)	Q2	Q3
Revenue	77,863	77,418	87,008	86,441	328,730	82,064	79,516	79,568
Expenses	49,497	49,719	57,026	57,839	214,081	52,414	50,638	51,187
Segment Operating Income	28,366	27,699	29,982	28,602	114,649	29,650	28,878	28,381
Segment Operating Margin	36.4%	35.8%	34.5%	33.1%	34.9%	36.1%	36.3%	35.7%

Number of communities (period end)	84	84	111	112		103	101	101
Total average units(3)	6,391	6,391	7,347	7,555		7,027	6,803	6,806
Weighted average unit occupancy	89.0%	88.4%	88.6%	88.5%		87.8%	86.7%	87.4%
Senior Housing average monthly revenue per unit(4)	$4,447	$4,440	$4,394	$4,312		$4,433	$4,492	$4,458

Leased Properties without Purchase Options	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (2)	Q2	Q3
Revenue	231,330	232,817	404,000	456,405	1,324,552	442,202	436,716	433,563
Expenses	147,003	148,294	255,419	295,460	846,176	275,581	271,299	273,824
Segment Operating Income	84,327	84,523	148,581	160,945	478,376	166,621	165,417	159,739
Segment Operating Margin	36.5%	36.3%	36.8%	35.3%	36.1%	37.7%	37.9%	36.8%

Number of communities (period end)	245	245	472	471		456	452	450
Total average units(3)	19,414	19,438	35,165	40,580		38,972	38,537	38,462
Weighted average unit occupancy	88.2%	87.9%	88.6%	88.8%		88.2%	87.4%	87.5%
Senior Housing average monthly revenue per unit(4)	$4,491	$4,533	$4,314	$4,218		$4,282	$4,313	$4,289

Total Senior Housing	FY 2014 (1)					FY 2015
	Q1	Q2	Q3	Q4	Full Year	Q1 (2)	Q2	Q3
Revenue	586,893	587,983	860,086	928,500	2,963,462	936,821	927,808	922,380
Expenses	379,206	382,786	559,804	614,200	1,935,996	604,220	596,545	599,438
Operating Income	207,687	205,197	300,282	314,300	1,027,466	332,601	331,263	322,942
Operating Margin	35.4%	34.9%	34.9%	33.9%	34.7%	35.5%	35.7%	35.0%

Number of communities (period end)	555	555	986	982		981	977	975
Total average units(3)	48,580	48,628	74,591	83,039		82,922	82,522	82,396
Weighted average unit occupancy	88.6%	88.1%	88.5%	88.3%		87.4%	86.5%	86.7%
Senior Housing average monthly revenue per unit(4)	$4,491	$4,518	$4,317	$4,220		$4,305	$4,331	$4,303

(1) The third quarter of 2014 represents the first quarter of results that include the operations of Emeritus, which the Company acquired on July 31, 2014, as well as the impact from the transactions with HCP, Inc., which closed on August 29, 2014.  Results from the third and fourth quarter of 2014 reflect the impact of those transactions, and results from the first and second quarter of 2014 reflect legacy Brookdale on a stand-alone basis.

(2) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(3) Total average units operated represents the average number of units operated during the period, excluding equity homes.

(4) Senior Housing average monthly revenue per unit represents the average of total monthly revenues, excluding amortization of entrance fees and Brookdale Ancillary Services segment revenue, divided by average occupied units.

Brookdale Senior Living Inc.
Same Community and Capital Expenditure Information
As of September 30, 2015

Same Community Information
($ in 000s, except Avg. Mo. Revenue/Unit)	Legacy Brookdale Senior Housing			Legacy Brookdale Senior Housing
	Three Months Ended September 30,			Twelve Months Ended September 30,
	2015	2014	% Change	2015	2014	% Change
Revenue	$496,668	$493,617	0.6%	$1,933,918	$1,896,341	2.0%
Operating Expense	316,995	318,668	-0.5%	1,252,177	1,208,548	3.6%
Facility Operating Income	$179,673	$174,949	2.7%	$681,741	$687,793	-0.9%
Facility Operating Margin	36.2%	35.4%	0.8%	35.3%	36.3%	-1.0%

# Communities	512	512		506	506
Avg. Period Occupancy	87.1%	89.0%	-1.9%	87.7%	89.1%	-1.4%
Avg. Mo. Revenue/Unit	$4,632	$4,506	2.8%	$4,608	$4,447	3.6%

	Legacy Emeritus Senior Housing			Legacy Emeritus Senior Housing
	Three Months Ended September 30,			Twelve Months Ended September 30,
	2015	2014	% Change	2015	2014	% Change
Revenue	$389,835	$400,864	-2.8%	$1,565,354	$1,583,711	-1.2%
Operating Expense	261,388	256,249	2.0%	1,023,141	1,029,745	-0.6%
Facility Operating Income	$128,447	$144,615	-11.2%	$542,213	$553,966	-2.1%
Facility Operating Margin	32.9%	36.1%	-3.2%	34.6%	35.0%	-0.4%

# Communities	435	435		433	433
Avg. Period Occupancy	86.6%	89.3%	-2.7%	87.1%	89.1%	-2.0%
Avg. Mo. Revenue/Unit	$3,930	$3,923	0.2%	$3,941	$3,899	1.1%

	Combined Brookdale and Emeritus Senior Housing			Combined Brookdale and Emeritus Senior Housing
	Three Months Ended September 30,			Twelve Months Ended September 30,
	2015	2014	% Change	2015	2014	% Change
Revenue	$886,503	$894,481	-0.9%	$3,499,272	$3,480,052	0.6%
Operating Expense	578,383	574,917	0.6%	2,275,318	2,238,293	1.7%
Facility Operating Income	$308,120	$319,564	-3.6%	$1,223,954	$1,241,759	-1.4%
Facility Operating Margin	34.8%	35.7%	-0.9%	35.0%	35.7%	-0.7%

# Communities	947	947		939	939
Avg. Period Occupancy	86.9%	89.1%	-2.2%	87.4%	89.1%	-1.7%
Avg. Mo. Revenue/Unit	$4,295	$4,224	1.7%	$4,284	$4,179	2.5%

Same Community Information reflects historical results from operations for same store communities (utilizing the Company's methodology for determining same store communities).

Schedule of Capital Expenditures
($ in 000s)
	Three Months Ended September 30,
Type	2015	2014
Recurring	$16,947	$13,199
Reimbursements	(2,416)	-
Net Recurring	14,531	13,199
EBITDA-enhancing / Major Projects (1)	45,865	25,462
Program Max, net (2)	14,284	14,630
Corporate, integration and other (3)	18,433	17,403
Net Total Capital Expenditures (4)	$93,113	$70,694

(1)  Includes EBITDA-enhancing projects (primarily community renovations and apartment upgrades) and other major building infrastructure projects. Amounts shown are amounts invested, net of third party lessor funding received of $24.1 million for the three months ended September 30, 2015.

(2)  Includes community expansions and major repositioning or upgrade projects.  Also includes de novo community developments.  Amounts shown are amounts invested, net of third party lessor funding received of $3.8 million and $8.4 million for the three months ended September 30, 2015 and 2014, respectively.

(3)  Corporate, integration and other includes capital expenditures for information technology systems and equipment and expenditures supporting the expansion of our support platform and ancillary services programs.

(4)  Approximately $16.6 million and $14.5 million of expense was recognized during the three months ended September 30, 2015 and 2014, respectively, for normal repairs and maintenance and capital spend under $1,500 per invoice, except for unit turnovers.

Brookdale Senior Living Inc.
Capital Structure - selected financial information
As of September 30, 2015
($ in 000s)

Debt Maturities and Scheduled Principal Repayments

	Maturities
	Mortgage	weighted	Line of	weighted	Capital and	weighted	Total
	Debt (1)	rate (2)	Credit	rate (2)	Financing Leases	rate (2)	Debt

2015	$47,735	4.80%	$-	-	$14,680	8.02%	$62,415
2016	54,895	4.76%	-	-	138,769	7.10%	193,664
2017	383,013	5.45%	-	-	90,259	8.59%	473,272
2018	1,175,269	4.41%	-	-	114,107	8.00%	1,289,376
2019	164,024	6.00%	-	-	127,650	8.56%	291,674
Thereafter	1,764,200	3.83%	310,000	3.79%	2,100,504	8.18%	4,174,704
Total	$3,589,136	4.32%	$310,000	3.79%	$2,585,969	8.15%	$6,485,105

Coverage Ratios

	Nine months ended September 30, 2015 (3)
		Senior Housing		Interest/Cash Lease
	Units	FOI	Adj. FOI **	Payments	Coverage
Owned communities	37,264	$408,120	$336,669	$130,004	2.6	x
Leased communities *	45,223	$578,686	$489,132	$459,258	1.1	x

* Leased communities include capital leases.
** Adjusted for 5% management fee and capital expenditures @ $350/unit.

Debt Amortization

	Nine months ended September 30,
	2015	2014
Scheduled debt amortization	$67,188	$42,563
Lease financing debt amortization - FMV or no purchase option (4)	38,047	18,590
Lease financing debt amortization - bargain purchase option	4,401	12,376
Total debt amortization	$109,636	$73,529

Line Availability

	09/30/14	12/31/14	03/31/15	06/30/15	09/30/15

Total line commitment	$250,000	$500,000	$500,000	$500,000	$500,000

Line of credit (6)	$202,860	$488,389	$466,746	$468,092	$443,378
Ending line balance	-	100,000	300,000	270,000	310,000
Available to draw	$202,860	$388,389	$166,746	$198,092	$133,378
Cash and cash equivalents	238,324	104,083	115,182	78,496	70,391
Total liquidity (available to draw + cash)	$441,184	$492,472	$281,928	$276,588	$203,769

Total letters of credit outstanding	$74,488	$72,730	$83,935	$83,685	$83,940

Leverage Ratios

		Annualized
		Leverage
Nine months ended September 30, 2015 annualized Adjusted EBITDAR	$1,298,597
Less: cash lease expense	(372,275)
Nine months ended September 30, 2015 annualized Adjusted EBITDA	926,323
Less: cash capital and financing lease payments	(240,069)
Annualized Adjusted EBITDA after capital and financing lease payments	686,253

Debt (1)	3,589,136	5.2	x
Line of credit	310,000
Less: unrestricted cash	(70,391)
Less: cash held as collateral against existing debt	(3,141)
Total net debt	3,825,604	5.6	x

Plus: Annualized cash capital and financing lease payments multiplied by 8	1,920,555
Total net debt after capital and financing leases	5,746,159	6.2	x

Annualized cash lease expense multiplied by 8	2,978,197
Total adjusted net debt	$8,724,356	6.7	x

Debt Structure

		Weighted
	Balance	rate (2)
Fixed rate debt (1)	$2,299,047	5.12%
Variable rate debt (1)	1,290,089	2.91%
Capital and financing leases	2,585,969	8.15%
Line of credit (cash borrowings)	310,000	3.79%
Total debt	$6,485,105

	Balance	% of total
Variable rate debt with interest rate caps (1) (5)	$957,392	74.2%
Variable rate debt - unhedged (1)	332,697	25.8%
Total variable rate debt (1)	$1,290,089	100.0%

(1) Includes mortgage debt and convertible notes, but excludes capital and financing leases and line of credit.
(2) Pertaining to variable rate debt, reflects a) market rates for stated reporting period and b) applicable cap rates for hedged debt.
(3) Senior housing FOI and adjusted FOI exclude Brookdale Ancillary Services segment operating income.
(4) Payments are included in CFFO.
(5) Weighted cap rate for stated reporting period of 4.34% is materially above current market rates, therefore caps have no impact on consolidated interest expense for given period.

(6) The actual amount available to borrow under the line of credit may vary from time to time as it is based on borrowing base calculations related to the value and performance of the communities securing the facility.

Brookdale Senior Living Inc.
CFFO Reconciliation
As of September 30, 2015

CFFO Calculation

($ in 000s)	Three Months Ended September 30,
	2015	2014
Net cash provided by operating activities (includes non-refundable entrance fees)	$91,361	$12,634
Changes in operating assets and liabilities (eliminates cash flow effect)	(6,324)	29,620
Add: Refundable entrance fees received	924	3,388
Less: Entrance fee refunds disbursed	(1,434)	(7,668)
Less: Recurring capital expenditures, net	(14,531)	(13,199)
Less: Lease financing debt amortization with fair market value or no purchase options	(12,852)	(10,710)
Less: Distributions from unconsolidated ventures from cumulative share of net earnings	(6,375)	(595)
Add: CFFO from unconsolidated ventures	15,481	9,435
Cash From Facility Operations	$66,250	$22,905

Add: Integration, transaction, transaction-related and EMR roll-out costs	42,499	76,649
Adjusted Cash From Facility Operations	$108,749	$99,554

Revenue Reconciliation (1)
($ in 000s except average monthly revenue per quarter)

	FY 2014					FY 2015			Q3 2015 CFFO Distribution
	Q1	Q2	Q3	Q4	Full Year	Q1 (3)	Q2	Q3	Owned	Other (4)	Transaction/ Integration
Revenue reconciliation excl. entrance fee amortization
Average monthly revenue per quarter	$4,491	$4,518	$4,317	$4,220	$4,357	$4,305	$4,331	$4,303	$4,286	$4,315	$-
Average monthly units (excluding equity homes) available	48,562	48,608	74,538	82,995	254,923	82,927	82,470	82,358	37,139	45,245	-
Average occupancy for the quarter	88.6%	88.1%	88.5%	88.3%	88.3%	87.4%	86.5%	86.7%	85.7%	87.5%	-
Senior Housing resident fee revenue	$579,691	$580,436	$854,329	$927,786	$2,942,242	$936,054	$926,878	$921,761	$409,249	$512,512	$-

Add: Brookdale Ancillary Services segment revenue	63,417	65,534	95,426	113,458	337,835	115,411	116,170	117,702	-	117,702	-
Add: Management fee revenue	7,402	7,489	10,428	16,920	42,239	15,097	14,839	14,694	-	14,694	-
Total revenues excluding entrance fee amortization	$650,510	$653,459	$960,183	$1,058,164	$3,322,316	$1,066,562	$1,057,887	$1,054,157	$409,249	$644,908	$-

CFFO Reconciliation to the Income Statement

Resident and management fee revenue	$657,712	$661,006	$965,940	$1,058,878	$3,343,536	$1,067,329	$1,058,817	$1,054,776	$409,249	$645,527	$-
Less: Entrance fee amortization	(7,202)	(7,547)	(5,757)	(714)	(21,220)	(767)	(930)	(619)	-	(619)	-
Adjusted revenues	650,510	653,459	960,183	1,058,164	3,322,316	1,066,562	1,057,887	1,054,157	409,249	644,908	-

Less: Facility operating expenses	(429,870)	(435,415)	(637,084)	(707,999)	(2,210,368)	(696,889)	(694,991)	(699,720)	(274,427)	(425,293)	-
Add: Change in future service obligation	-	-	-	670	670	-	-	-	-	-	-
Adjusted facility operating expenses	(429,870)	(435,415)	(637,084)	(707,329)	(2,209,698)	(696,889)	(694,991)	(699,720)	(274,427)	(425,293)	-

Less: G&A including non-cash stock-based compensation expense	(44,665)	(47,008)	(90,020)	(98,574)	(280,267)	(89,530)	(89,545)	(99,534)	(19,506)	(44,265)	(35,763)
Less: Transaction costs	(10,844)	(6,808)	(41,572)	(7,725)	(66,949)	(6,742)	(421)	-	-	-	-
Add: G&A non-cash stock-based compensation expense	7,572	7,729	7,869	5,129	28,299	8,873	6,851	10,147	3,104	7,043	-
Net G&A (5)	(47,937)	(46,087)	(123,723)	(101,170)	(318,917)	(87,399)	(83,115)	(89,387)	(16,402)	(37,222)	(35,763)

Less: Facility lease expense	(69,869)	(70,030)	(91,462)	(92,469)	(323,830)	(94,471)	(91,338)	(91,144)	-	(91,144)	-
Add: Straight-line lease expense	(223)	(217)	2,840	(961)	1,439	2,801	1,919	1,731	-	1,731	-
Add: Amortization of (above) below market lease, net	-	-	(1,377)	(2,067)	(3,444)	(1,959)	(1,840)	(1,626)	-	(1,626)	-
Less: Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)	-	(1,093)	-
Net lease expense	(71,185)	(71,340)	(91,092)	(96,590)	(330,207)	(94,722)	(92,352)	(92,132)	-	(92,132)	-

Add: Entrance fee receipts	14,959	25,924	9,576	2,587	53,046	2,491	3,408	4,498	-	4,498	-
Less: Entrance fee disbursements	(8,446)	(9,213)	(7,668)	(538)	(25,865)	(829)	(988)	(1,434)	-	(1,434)	-
Net entrance fees	6,513	16,711	1,908	2,049	27,181	1,662	2,420	3,064	-	3,064	-

Add: CFFO from unconsolidated ventures (6)	2,241	1,996	9,435	11,662	25,334	14,213	11,177	15,481	-	15,481	-

Adjusted EBITDA	110,272	119,324	119,627	166,786	516,009	203,427	201,026	191,463	118,420	108,806	(35,763)

Less: Recurring capital expenditures, net	(9,369)	(11,841)	(13,199)	(16,353)	(50,762)	(15,003)	(17,425)	(14,531)	(7,347)	(7,184)	-
Less: Interest expense, net	(29,677)	(29,372)	(73,030)	(91,933)	(224,012)	(89,424)	(90,530)	(90,847)	(43,574)	(47,273)	-
Less: Lease financing debt amortization with fair market value or no purchase options	(3,897)	(3,983)	(10,710)	(10,028)	(28,618)	(12,439)	(12,756)	(12,852)	-	(12,852)	-
Less: Other	133	2,528	217	2,847	5,725	1,542	607	(6,983)	-	(247)	(6,736)

Reported CFFO	$67,462	$76,656	$22,905	$51,319	$218,342	$88,103	$80,922	$66,250	$67,499	$41,250	$(42,499)

Add: integration, transaction, transaction-related and EMR roll-out costs	11,783	11,941	76,649	46,023	146,396	27,300	29,027	42,499	-	-	42,499
Adjusted CFFO	$79,245	$88,597	$99,554	$97,342	$364,738	$115,403	$109,949	$108,749	$67,499	$41,250	$-

CFFO Per Share

($ except where indicated)	FY 2014					FY 2015			Q3 2015 Distribution
	Q1	Q2	Q3	Q4	Full Year(2)	Q1	Q2	Q3	Owned	Other	Transaction/ Integration
Reported CFFO	$0.54	$0.61	$0.14	$0.28	$1.57	$0.48	$0.44	$0.36	$0.37	$0.22	$(0.23)
Add: integration, transaction, transaction-related and EMR roll-out costs	0.10	0.10	0.49	0.25	0.94	0.15	0.16	0.23	-	-	0.23
Adjusted CFFO	$0.64	$0.71	$0.63	$0.53	$2.51	$0.63	$0.60	$0.59	$0.37	$0.22	$-

Shares used in calculation of CFFO (000's)	124,478	125,058	159,003	183,432		183,678	184,266	184,570	184,570	184,570	184,570

(1) Revenue excludes reimbursed costs incurred on behalf of managed communities.
(2) Full year CFFO for all periods is calculated as the sum of the quarterly amounts for the year.

(3) Certain prior period expense amounts have been reclassified to conform to the current financial statement presentation, with no effect on the Company's consolidated financial position or results of operations.

(4) Other includes financial data and operating information from leased communities, Brookdale Ancillary Services, and Management Services.

(5) Allocation of G&A to Owned and Other is based upon a percentage of revenue and excludes non-cash stock-based compensation expense and integration, transaction, transaction-related and EMR roll-out costs.

(6) The definition of Adjusted EBITDA was changed in the first quarter of 2015 to include CFFO from unconsolidated ventures. Prior periods have been recast to conform to the new definition.

Note:  CFFO is a measurement of liquidity that is not calculated in accordance with GAAP and should not be viewed in isolation or as a substitute for any GAAP financial measure.  CFFO is not a measure of financial performance under GAAP.  We strongly urge you to review the reconciliation of CFFO to GAAP net cash provided by operating activities, along with our consolidated financial statements, included in the accompanying earnings release.

Brookdale Senior Living Inc.
CFFO from Unconsolidated Ventures
As of September 30, 2015

CFFO from Unconsolidated Ventures reconciliation
($ in 000s)	Entrance Fee Ventures					Senior Housing Rental Ventures
	FY 2014		FY 2015			FY 2014		FY 2015
	Q3	Q4	Q1	Q2	Q3	Q3	Q4	Q1	Q2	Q3

Resident revenue	$33,257	$85,546	$87,473	$85,179	$87,059	$80,862	$125,970	$127,513	$126,435	$177,678
Less: Entrance fee amortization	(638)	(554)	(1,141)	(1,482)	(1,828)	-	-	-	-
Adjusted revenues	32,619	84,992	86,332	83,697	85,231	80,862	125,970	127,513	126,435	177,678

Less: Facility operating expenses	(25,040)	(68,288)	(67,451)	(68,544)	(70,756)	(51,698)	(84,306)	(83,469)	(83,094)	(117,433)

Less: General and administrative Expenses	(6,015)	(4,948)	(4,707)	(4,691)	(4,765)	(3,925)	(6,077)	(6,153)	(6,080)	(8,625)

Add: Entrance fee receipts	16,112	26,210	23,251	26,040	27,744	-	-	-	-	-
Less: Entrance fee disbursements	(4,780)	(13,888)	(9,181)	(13,042)	(10,875)	-	-	-	-	-
Net entrance fees	11,332	12,322	14,070	12,998	16,869	-	-	-	-	-

Adjusted EBITDA	12,896	24,078	28,244	23,460	26,579	25,239	35,587	37,891	37,261	51,620

Less: Recurring capital expenditures, net	(193)	(1,347)	(1,159)	(1,898)	(1,860)	(974)	(2,431)	(2,336)	(2,760)	(3,577)
Less: Interest expense, net	(1,161)	(1,575)	(1,530)	(1,500)	(1,528)	(15,648)	(26,447)	(25,845)	(26,198)	(34,371)
Less: Other	-	-	-	-	-	-	(276)	(613)	(103)	(300)

Reported Cash From Facility Operations for Unconsolidated Ventures	$11,542	$21,156	$25,555	$20,062	$23,191	$8,617	$6,433	$9,097	$8,201	$13,372

Add: integration, transaction, transaction-related and EMR roll-out costs (1)	4,088	210	-	-	4,683	738	-	-	-	-
Adjusted Cash From Facility Operations for Unconsolidated Ventures	$15,630	$21,366	$25,555	$20,062	$27,874	$9,355	$6,433	$9,097	$8,201	$13,372

Brookdale Weighted Average Ownership %	51.7%	51.0%	51.0%	51.0%	51.0%		14.5%	11.9%	13.0%	11.5%	9.5%
CFFO from Unconsolidated Ventures	$8,081	$10,896	$13,033	$10,232	$14,216		$1,354	$766	$1,180	$945	$1,265

Leverage Ratio for Unconsolidated Ventures (2)
Debt Principal as of September 30, 2015					$194,416						$1,873,115
Annualized Adjusted EBITDA					104,377						206,480
Annualized Leverage					1.9	x					9.1	x

Unconsolidated Ventures Schedule of Capital Expenditures

($ in 000s)	FY 2014		FY 2015
Type	Q3	Q4	Q1	Q2	Q3
Recurring	$1,167	$3,778	$3,495	$4,658	$5,437
EBITDA-enhancing / Major Projects	5,247	17,199	13,243	24,562	27,167
Program Max, net	2,758	3,665	4,340	7,685	6,178
Net Total Capital Expenditures	$9,172	$24,642	$21,078	$36,905	$38,782

(1) Integration, transaction-related and EMR roll-out costs include third party expenses directly related to integration activities, as well as internal costs such as labor reflecting time spent by Company personnel on integration and EMR roll-out activity.  Transaction costs include third party costs directly related to the formation of the unconsolidated ventures and other acquisition activity.

(2) Senior Housing Annualized Adjusted EBITDA is annualized Q3 results to include the impact of a new RIDEA venture formed on June 30, 2015.

Brookdale Senior Living Inc.
Cash Lease and Interest Expense
As of September 30, 2015

Cash Lease and Interest Expense
($ in 000s)
	FY 2014		FY 2015
	Q3	Q4	Q1	Q2	Q3

Facility Lease Payments

Facility lease expense	$91,462	$92,469	$94,471	$91,338	$91,144
Less: Straight-line lease expense, net	(1,463)	3,028	(842)	(79)	(105)
Add: Amortization of deferred gain	1,093	1,093	1,093	1,093	1,093
Cash lease payments - Operating Leases	$91,092	$96,590	$94,722	$92,352	$92,132
Supplemental breakout:
Communities with purchase options	$5,590	$6,320	$6,343	$6,311	$5,734
Communities without purchase options	85,502	90,270	88,379	86,041	86,398
	$91,092	$96,590	$94,722	$92,352	$92,132

Capital Lease Interest	$40,916	$56,873	$53,203	$53,043	$53,217
Less: Capital Lease Interest - noncash	(5,947)	(6,700)	(5,700)	(5,816)	(5,942)
Add: Capital lease principal (1)	10,710	10,028	12,439	12,756	12,852
Cash lease payments - Capital and Financing Leases	$45,679	$60,201	$59,942	$59,983	$60,127
Supplemental breakout:
Communities with purchase options	$13,571	$14,755	$14,205	$13,558	$13,975
Communities without purchase options	32,108	45,446	45,737	46,425	46,152
	$45,679	$60,201	$59,942	$59,983	$60,127

Total cash lease payments	$136,771	$156,791	$154,664	$152,335	$152,259

Interest Expense

Property level debt interest expense	$36,278	$39,930	$40,174	$41,510	$41,798
Convertible debt interest expense	2,174	2,174	2,174	2,174	2,174
Total debt interest payments	38,452	42,104	42,348	43,684	43,972
Less: interest income	(392)	(345)	(427)	(382)	(398)
Interest expense, net	$38,060	$41,759	$41,921	$43,302	$43,574

(1) Includes lease financing debt amortization on communities with FMV or no purchase option. Payments are included in CFFO.

Brookdale Senior Living Inc.
Quarterly Cash Flow Statements
As of September 30, 2015
($ in 000s)

Cash Flow Statements

	Q1 2014	Q2 2014	Q3 2014	Q4 2014	FY 2014	Q1 2015	Q2 2015	Q3 2015
Cash Flows from Operating Activities
Net loss	$(2,299)	$(3,295)	$(37,036)	$(106,796)	$(149,426)	$(130,709)	$(84,807)	$(68,336)
Adjustments to reconcile net loss to net cash provided by operating activities:
Loss on extinguishment of debt, net	-	3,197	569	2,621	6,387	44	-	-
Depreciation and amortization, net	74,334	75,166	178,810	216,202	544,512	220,808	225,483	161,331
Asset impairment	-	-	-	9,992	9,992	-	-	-
Equity in (earnings) loss of unconsolidated ventures	(636)	(1,523)	1,246	742	(171)	(1,484)	672	1,578
Distributions from unconsolidated ventures from cumulative share of net earnings	245	370	595	630	1,840	500	950	6,375
Amortization of deferred gain	(1,093)	(1,093)	(1,093)	(1,093)	(4,372)	(1,093)	(1,093)	(1,093)
Amortization of entrance fees	(7,202)	(7,547)	(5,757)	(714)	(21,220)	(767)	(930)	(619)
Proceeds from deferred entrance fee revenue	9,035	14,906	6,188	2,575	32,704	2,455	2,858	3,574
Deferred income tax provision (benefit)	598	(5)	(116,757)	(66,207)	(182,371)	(79,237)	(53,225)	(31,552)
Change in deferred lease liability	(223)	(217)	2,840	(961)	1,439	2,801	1,919	1,731
Change in fair value of derivatives	847	1,322	10	532	2,711	550	76	164
Loss (gain) on sale of assets	76	39	200	(761)	(446)	-	-	(1,723)
Change in future service obligation	-	-	-	670	670	-	-	-
Non-cash stock-based compensation	7,572	7,729	7,869	5,129	28,299	8,873	6,851	10,147
Non-cash interest expense on financing lease obligations	-	-	5,947	6,700	12,647	5,700	5,816	5,942
Amortization of (above) below market rents, net	-	-	(1,377)	(2,067)	(3,444)	(1,959)	(1,840)	(1,626)
Other	-	-	-	-	-	-	(1,416)	(856)
Changes in operating assets and liabilities:
Accounts receivable, net	(2,499)	3,914	23,671	(21,576)	3,510	(13,140)	899	9,334
Prepaid expenses and other assets, net	(5,816)	(8,369)	(53,861)	15,178	(52,868)	24,504	12,989	2,404
Accounts payable and accrued expenses	(27,561)	14,245	6,222	23,906	16,812	(38,773)	(10,763)	26,344
Tenant refundable fees and security deposits	(615)	138	(674)	(32)	(1,183)	(510)	(7)	(221)
Deferred revenue	7,933	(7,459)	(4,978)	1,134	(3,370)	11,494	(3,665)	(31,537)
Net cash provided by operating activities	52,696	91,518	12,634	85,804	242,652	10,057	100,767	91,361
Cash Flows from Investing Activities
Decrease (increase) in lease security deposits and lease acquisition deposits, net	7	(73)	3,326	(52,204)	(48,944)	13,037	2,686	(3,182)
Decrease (increase) in cash and escrow deposits — restricted	6,627	(6,039)	14,052	42,295	56,935	12,289	(2,083)	(3,384)
Additions to property, plant and equipment and leasehold intangibles, net	(59,717)	(73,712)	(79,104)	(91,712)	(304,245)	(79,129)	(99,219)	(123,430)
Acquisition of assets, net of related payables and cash received	(515)	-	(39,303)	(623)	(40,441)	(174,305)	(18,396)	(750)
Acquisition of Emeritus Corporation, cash acquired	-	-	28,429	-	28,429	-	-	-
Investment in unconsolidated ventures	-	-	(25,532)	(967)	(26,499)	(3,923)	(34,686)	(2,100)
Distributions received from unconsolidated ventures	-	2,643	9,414	218	12,275	-	-	7,038
Proceeds from sale of assets, net	-	-	-	4,339	4,339	-	4,993	3,079
Other	76	2,564	73	556	3,269	740	1,499	924
Net cash used in investing activities	(53,522)	(74,617)	(88,645)	(98,098)	(314,882)	(231,291)	(145,206)	(121,805)
Cash Flows from Financing Activities
Proceeds from debt	20,516	159,638	46,356	100,129	326,639	85,365	79,828	384,938
Repayment of debt and capital and financing lease obligations	(22,401)	(159,412)	(92,568)	(309,964)	(584,345)	(47,555)	(36,482)	(369,352)
Proceeds from line of credit	70,000	12,000	160,000	200,000	442,000	445,000	240,000	285,000
Repayment of line of credit	(75,000)	(25,000)	(172,000)	(100,000)	(372,000)	(245,000)	(270,000)	(245,000)
Proceeds from public equity offering, net	-	-	330,405	(19)	330,386	-	-	-
Payment of financing costs, net of related payables	(2,905)	2,087	(202)	(8,373)	(9,393)	(1,481)	(1,985)	(28,785)
Refundable entrance fees:
Proceeds from refundable entrance fees	5,924	11,018	3,388	12	20,342	36	550	924
Refunds of entrance fees	(8,446)	(9,213)	(7,668)	(538)	(25,865)	(829)	(988)	(1,434)
Cash portion of loss on extinguishment of debt, net	-	(3,180)	(921)	-	(4,101)	(44)	-	-
Payment on lease termination	-	-	(3,875)	(3,875)	(7,750)	(3,875)	(3,875)	(4,625)
Other	328	394	486	681	1,889	716	705	673
Net cash (used in) provided by financing activities	(11,984)	(11,668)	263,401	(121,947)	117,802	232,333	7,753	22,339
Net (decrease) increase in cash and cash equivalents	(12,810)	5,233	187,390	(134,241)	45,572	11,099	(36,686)	(8,105)
Cash and cash equivalents at beginning of period	58,511	45,701	50,934	238,324	58,511	104,083	115,182	78,496
Cash and cash equivalents at end of period	$45,701	$50,934	$238,324	$104,083	$104,083	$115,182	$78,496	$70,391